Exhibit 99.1

Investor Presentation February 2009 CB Richard Ellis Group, Inc.

CB Richard Ellis | Page 2 Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our momentum in and possible scenarios for 2009, future operations, expenses, financial performance, performance under our credit facilities, our ability to renegotiate the terms of our credit agreement and cost savings. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of Risk Factors, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

CB Richard Ellis | Page 3 Global Leader in Commercial Real Estate Services 100+ years 57 countries #1 in key cities in America, Europe and Asia Pacific #1 commercial real estate brokerage #1 outsourcing #1 appraisal and valuation $38.5 billion in assets under management1 #2 commercial mortgage brokerage $8.1 billion of development projects in process/pipeline1 1.9x nearest competitor Thousands of clients, 88% of Fortune 100 2008 revenue of $5.1 billion 2008 normalized EBITDA of $601.2 million2 Leading Global Brand Broad Capabilities Scale, Diversity and Earnings Power 1. As of December 31, 2008 2. Normalized EBITDA excludes integration costs related to acquisitions, cost containment and the write-down of impaired assets.

CB Richard Ellis | Page 4 Diverse Client Base Diversified revenue spread across broad base of clients with no concentration. 2008 Revenue by Client Type Corporations, 39% Insurance Co's/Banks, 23% Pensions Funds/P F Advisors, 11% Individuals/Partnerships, 9% REITs, 5% Opportunity Funds, 4% Government, 3% Conduits/Wall Street Firms, 1% Offshore Investors, 1% Other, 4%

CB Richard Ellis | Page 5 #1 Position in a Fragmented Market 4.4% 2.8% 1.9% 53.2% 25.0% 12.7% CBRE C&W JLL GBE Other/Third Party Self Providers $27 Billion U.S. Commercial Real Estate Market(1) Large and growing market—4.2% CAGR 1997-2007 Highly fragmented—top four firms have 21.8% market share Source: 2007 external public filings and CBRE management estimates as of December 31, 2007 (1) Excludes global investment management and development services

CB Richard Ellis | Page 6 Segment Contribution 2008 Revenue 2008 Normalized EBITDA1 1. Normalized EBITDA excludes integration costs related to acquisitions, cost containment and the write-down of impaired assets. Americas 63% EMEA 21% Asia Pacific 11% Global Investment Management 3% Development Services 2% Americas 64% EMEA 19% Asia Pacific 9% Global Investment Management 5% Development Services 3%

CB Richard Ellis | Page 7 Revenue Breakdown 35% 35% 13% 7% 3% 2%1% 4% Property & Facilities Management Leasing Sales Appraisal & Valuation Investment Management Development Services Commercial Mortgage Brokerage Other 4th Quarter 2008 1. Includes revenue from discontinued operations, which totaled $2.1 million for the three and twelve months ended December 31, 2007. 2. Includes revenue from discontinued operations, which totaled $1.3 million for the twelve months ended December 31, 2008. ($ in millions) 2008 20071 % Change 20082 20071 % Change 450.9 427.1 6 1,720.1 1,395.6 23 443.6 615.3 -28 1,710.7 1,869.7 -9 163.8 469.1 -65 869.7 1,659.9 -48 91.8 111.6 -18 355.0 386.3 -8 39.8 78.0 -49 165.0 352.1 -53 25.3 69.0 -63 110.6 125.6 -12 18.7 38.7 -52 90.5 162.9 -44 49.4 30.4 63 108.5 84.2 29 Total 1,283.3 1,839.2 -30 5,130.1 6,036.3 -15 Three months ended December 31, Twelve months ended December 31,

CB Richard Ellis | Page 8 Global Square Footage Managed (SF in billions) 1.2 1.3 1.4 1.6 1.9 2004 2005 2006 2007 2008 Outsourcing Services Global property and facilities management Global project management Global corporate services 1 88 of the Fortune 100 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates. 2. Management fees include property management, facilities management and project management fees. Does not include transaction revenue associated with outsourcing activities. 2 CAGR 11% 34% Outsourcing Services % of Q4 2008 Total Revenue 35%

CB Richard Ellis | Page 9 #1 Provider Of Every Outsourced Real Estate Service * Including affiliates, statistics are as of 12/31/08 • Global execution of transactions with a portfoliowide focus • Optimize portfolio • Lease administration services • Multipletransaction focus • Full service outsourcing • Program management • One-off integrated transaction management/ project management • Moves, adds, changes • Sourcing and procurement • Operations and maintenance • Energy services • Health, safety and security • Environmental sustainability • Organizational design • Portfolio optimization • Workplace strategy • Land use analysis and strategy • Fiscal and economic impact analysis SCOPE OF SERVICES CONSULTING PROPERTIES/FACILITIES MANAGEMNT PROJECT MANAGEMENT TRANSACTION MANAGEMENT • $264.2 billion in transactions • Brokerage size 3X nearest competitor • Over 2,800 project managers • $10 billion in managed capital projects • Over 50,000 projects managed annually • Over 4,500 professionals • 1.9 BSF under management* • $20 billion operating expenses worldwide • Over 200 global consultants • Engaged in projects for over 100 clients in N. America

CB Richard Ellis | Page 10 US Market Statistics 7.7% 9.5% 12.6% 4Q06 22.7 206.8 82.8 2006 -3.5 -0.6 13.9 11.3% 10.4% 8.7% Retail -103.2 -94.1 166.7 12.6% 11.4% 9.5% Industrial -50.0 17.8 55.8 16.8% 14.0% 12.6% Office 2009 F 2008 2007 4Q09 F 4Q08 4Q07 US Absorption Trends (in millions of square feet) US Vacancy Source: TWR Outlooks Spring 2009 Cap Rates Up At Lower Volumes Cap Rate Growth1 4Q06 4Q07 4Q08 2009 F Office Volume ($B) 36.2 27.2 7.1 Cap Rate 6.8% 7.1% 7.3% +130 to 200 bps Industrial Volume ($B) 12.3 10.2 2.6 Cap Rate 7.4% 7.2% 7.9% +140 to 200 bps Retail Volume ($B) 14.3 11.9 2.7 Cap Rate 6.7% 6.7% 7.3% +140 to 190 bps Source: RCA January 2009 1. TWR estimates

CB Richard Ellis | Page 11 Leasing Q4 2008 Business Update Vacancy rates increased significantly across all property types in the U.S. as a result of the economic downturn. In EMEA leasing activity weakened in major markets while rents fell. Office vacancy rose in 14 of 17 Asian markets tracked by CBRE, while several key markets posted declines in rent rates. Global Leasing Revenue ($ in millions) 692 986 1,106 1,479 1,870 1,711 2003 2004 2005 2006 2007 2008 1 1. Includes Trammell Crow Company ’s revenue for the period from the 12/20/2006 acquisition date through 12/31/2006. CAGR 20% 34% Leasing % of Q4 2008 Total Revenue 35%

CB Richard Ellis | Page 12 Sales Q4 2008 Business Update The difficult financing environment significantly reduced activity levels. Ongoing polarization between buyer and seller price expectations continued to dampen sales volume. Lower transaction levels put downward pressure on asset values. Global Sales Revenue ($ in millions) 513 807 1,078 1,246 1,660 870 2003 2004 2005 2006 2007 2008 CAGR 1 1% 11. Includes Trammell Crow Company ’s revenue for the period from the 12/20/2006 acquisition date through 12/31/2006. Institutional Ownership of Real Estate ($ in billions) 423 479 520 606 719 2003 2004 2005 2006 2007 CAGR 14% 18% Sales % of Q4 2008 Total Revenue 13%

CB Richard Ellis | Page 13 Annual Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 - - - 28.0 101.7 88.7 0.4 57.1 68.4 94.0 127.3 228.0 347.9 161.2 2002 2003 2004 2005 2006 2007 2008 Q4 Revenue 33.6 32.7 38.6 6.4 7.2 2007 2008 YTD Revenue 120.4 140.7 138.8 20.1 88.7 0.4 2007 2008 Global Investment Management Assets Under Management 11.4 14.4 15.1 17.3 28.6 37.8 38.5 2002 2003 2004 2005 2006 2007 2008 ($ in billions) ($ in millions) CBRE’s co-investments totaled $72 million at the end of December 2008. CAGR 19% CAGR 22% ($ in millions) ($ in millions) 79.4 39.1 347.9 161.2 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Carried Interest Global Investment Management % of Q4 2008 Total Revenue 3%

CB Richard Ellis | Page 14 Global Investment Programs Description Q4 2008 Statistics Typical Fee Structure Separate Accounts $17.5 billion of assets under management Management fees Transaction fees Incentive fees Sponsored Funds $16.4 billion of assets under management Management fees Transaction fees LP profits Carried Interest Unlisted Securities $3.1 billion of assets under management Management fees Incentive fees Listed Securities $1.5 billion of assets under management Management fees Incentive fees Geography/Strategy Assets Under Management ($ in billions) % North America 22.0 57 Europe 9.2 24 Asia Pacific 2.7 7 Total Direct 33.9 88 Total Indirect 4.6 12 Total 38.5 100 Assets Under Management = $38.5 billion* 2% Growth over Q4 2007 * As of December 31, 2008

CB Richard Ellis | Page 15 Normalized EBITDA ($ in millions) 15.9 31.3 34.8 37.3 73.9 17.9 2003 2004 2005 2006 2007 2008 Development Services Develops properties for user / investor clients on a fee and / or co-investment basis $94 million co-invested at quarter end $4.1 million in recourse debt to CBRE 1. Includes Trammell Crow Company’s operations prior to the acquisition on 12/20/06. 2. Reflects full y ear pro-forma results for Development Services, including the impact of $61.6 million of gains which could not be recognized under purchase accounting rules. Projects In Process/Pipeline ($ in billions) 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 6.3 6.2 6.3 5.6 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.8 3.7 3.4 2.5 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 1Q08 2Q08 3Q08 4Q08 In Process Pipeline Development Services % of Q4 2008 Total Revenue 2% 1 2

CB Richard Ellis | Page 16 Financial Overview

CB Richard Ellis | Page 17 2008 Performance Overview $369 million or 38% lower than prior year $601 million Normalized EBITDA4 $377 million or 45% lower than prior year $457 million2 EBITDA Decreased 77% as compared to $1.66 EPS in prior year Decreased 54% as compared to $2.11 EPS in prior year GAAP $0.392 Adjusted $0.97 EPS3 $307 million or 79% lower than prior year $288 million or 58% lower than prior year GAAP $83.9 million2 Adjusted $208.7 million Net Income $906 million or 15% lower than prior year $5.1 billion Revenue1 1. Includes revenue from discontinued operations of $1.3 million and $2.1 million for the years ended December 31, 2008 and 2007, respectively. 2. Excludes the impact of significant pending goodwill and non-amortizable intangible asset impairment charges. 3. All EPS information is based upon diluted shares. 4. Normalized EBITDA excludes merger-related charges, integration costs related to acquisitions, loss on trading securities acquired in the Trammell Crow Company acquisition, cost containment and the write-down of impaired assets.

CB Richard Ellis | Page 18 Cost Cutting Initiatives Update on Previous $190 million Plan Total permanent run rate savings of $190 million realized as announced on the Q3 2008 call Additionally 2008 incentive compensation was reduced by over $350 million due to weaker operating results Additional $195 million Cost Reduction Efforts Expect additional $195 million in run rate savings for 2009 • Areas: – Staff reductions / Compensation ~ $180 million – Business promotion / Advertising – Travel & Entertainment ~ $15 million – Office operations costs All actions to realize savings expected to be completed in the first part of 2009 Currently expect approximately $20 million in associated one time expenses in 2009 - $27 million taken in 2008 TOTAL COST SAVINGS Total cost savings of approximately $385 million for 2009 versus full year 2007 Capital expenditure target for 2009 is $30 million

CB Richard Ellis | Page 19 5.6% 6.6% 7.9% 8.9% 10.6% 11.9% 10.7% 8.4% 9.9% 8.4% 9.6% 10.1% 11.3% 14.4% 16.2% 16.1% 11.7% 360 392 429 469 583 759 1,187 1,403 1,518 1,362 1,362 1,810 2,647 3,194 4,032 6,036 5,130 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Organic Revenue Revenue From Acquisitions Normalized EBITDA Margin Consistent Long Term Growth1 Average Annual Organic Growth = 10% ($ in millions) 1. No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 and forward, reimbursements are included. 2. Includes TCC activity for the period December 20, 2006 through December 31, 2006. 3. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007. 4. Includes revenue from discontinued operations, which totaled $1.3 million for the year ended December 31, 2008. 5. Normalized EBITDA margin excludes merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO-related compensation expense, gains/losses on trading securities acquired in the TCC acquisition and the write-down of impaired investments. 2 3 4 6 5

CB Richard Ellis | Page 20 $486 $450 $635 $378 $128 $1,693 $1,874 $1,950 4.2x 3.4x 3.5x 2.5x 1.6x 1.3x 0.3x 3.2x $544 $530 $798 $635 $577 $2,118 $2,036 $2,109 2001 2002 2003 2004 2005 2006 2007 2008 Net Debt Total Debt Net Debt to Normalized EBITDA Debt Highlights 1. Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO related compensation expense, gains/losses on trading securities acquired in the TCC acquisition and the write-down of impaired assets. 2. 2006 combined normalized EBITDA includes $106.8 million for TCC for the period January 1, 2006 through December 20, 2006. 3. 2007 normalized EBITDA includes $61.6 million of development services gains, which could not be recognized under purchase accounting rules. 4. Total debt excludes non-recourse debt. ($ in millions) 1 2 3 4 Combined Normalized EBITDA: $115 $131 $183 $300 $461 $759 $1,032 $601

CB Richard Ellis | Page 21 Capitalization 1. Represents notes payable on real estate in Development Services that are recourse to the company. Excludes non-recourse notes payable on real estate of $613.6 million and $459.4 million at December 31, 2008 and 2007, respectively. 2. Excludes $210.5 million and $255.8 million of non-recourse warehouse facility at December 31, 2008 and 2007, respectively, as well as $8.0 million and $42.6 million of non-recourse revolving credit facility in Development Services at December 31, 2008 and 2007, respectively . ($ in millions) 12/31/2008 12/31/2007 Variance Cash 158.8 342.9 (184.1) Revolving credit facility 25.8 227.1 (201.3) Senior secured term loan A 827.0 827.0 - Senior secured term loan B 949.0 960.0 (11.0) Senior secured term loan A-1 297.8 - 297.8 Notes payable on real estate1 4.1 6.6 (2.5) Other debt2 5.5 15.0 (9.5) Total debt 2,109.2 2,035.7 73.5 Stockholders' equity 1,210.7 988.5 222.2 Total capitalization 3,319.9 3,024.2 295.7 Total net debt 1,950.4 1,692.8 257.6 As of

CB Richard Ellis | Page 22 CBRE Debt Covenants & Maturity Schedule Covenant Hurdle 6/30/08 9/30/08 12/31/08 Leverage Ratio =3.75x 2.91 3.16 3.28 Interest Coverage Ratio =2.25x 6.20 5.63 4.72 Year Amount Due 2009 ~ $52 million per quarter 2010 ~ $75 million per quarter Debt Covenants Debt Maturity Schedule

CB Richard Ellis | Page 23 Internal Cash Flow Cap Ex D&A Net Income, as adjusted 2008 Normalized Internal Cash Flow Strong cash flow generator Low capital intensity Utilization of internal cash flow 1.Debt reduction 2.Co-investment activities 209 90 (40) 259 1 1. Represents capital expenditures, net of concessions ($ millions)

CB Richard Ellis | Page 24 Business Outlook In investment sales, we expect the environment to remain weak, but believe we may see modest improvement by year end We anticipate leasing will remain weak until global economies show signs of stabilizing Outsourcing should continue to grow, approaching $2 billion annually Our asset based businesses, Global Investment Management and Development Services, will continue to face significant challenges in the short term due to dropping asset values Our strategy during the downturn remains consistent: • Continue to aggressively manage expenses • Manage covenant compliance risk through actions and negotiation with lenders • Grow market share through aggressive pursuit of new client mandates • Remain prepared with contingency plans

CB Richard Ellis | Page 25 GAAP Reconciliation Tables

CB Richard Ellis | Page 26 Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) Notes: 1. Includes activity related to discontinued operations for the twelve months ended December 31, 2008, including revenue of $1.2 million, interest income of $0.1 million, depreciation and amortization of $0.1 million, interest expense of $0.6 million and provision for income taxes of $6.0 million. ($ in millions) Consolidated1 Americas EMEA Asia Pacific Global Investment Management Development Services1 Normalized EBITDA 601.2 $ 385.2 $ 116.0 $ 53.1 $ 29.0 $ 17.9 $ Less: Cost containment 27.4 9.5 9.9 4.8 0.1 3.1 Integration costs related to acquisitions 16.4 15.8 0.6 - - - Write-down of impaired assets 100.4 14.7 - - 36.5 49.2 EBITDA 457.0 345.2 105.5 48.3 (7.6) (34.4) Add: Interest income 17.9 6.6 3.7 0.9 1.0 5.7 Less: Depreciation and amortization 102.9 59.8 13.3 9.1 4.2 16.5 Interest expense 167.8 129.7 4.0 5.4 2.5 26.2 Royalty and management service (income) expense - (23.4) 14.1 8.1 1.2 - Provision (benefit) for income taxes 120.3 103.0 24.7 16.3 2.5 (26.2) Net income (loss) 83.9 $ 82.7 $ 53.1 $ 10.3 $ (17.0) $ (45.2) $ Revenue 5,130.1 3,209.8 1,080.7 558.2 161.2 120.2 Normalized EBITDA Margin 11.7% 12.0% 10.7% 9.5% 17.9% 14.9% Twelve Months Ended December 31, 2008

CB Richard Ellis | Page 27 Reconciliation of Normalized EBITDA to EBITDA to Net Income Notes: 1. Includes EBITDA related to discontinued operations of $6.5 million for the year ended December 31, 2007. 2. Includes interest income related to discontinued operations of $0.01 million for the year ended December 31, 2007. 3. Includes depreciation and amortization related to discontinued operations of $0.4 million for the year ended December 31, 2007. 4. Includes interest expense related to discontinued operations of $1.8 million for the year ended December 31, 2007. 5. Includes provision for income taxes related to discontinued operations of $1.6 million for the year ended December 31, 2007. 6. Includes revenue related to discontinued operations of $2.1 million for the year ended December 31, 2007. ($ in millions) 2007 2006 2005 2004 Normalized EBITDA 970.1 $ 652.5 $ 461.3 $ 300.3 $ Less: Merger-related charges 56.9 - - 25.6 Integration costs related to acquisitions 45.2 7.6 7.1 14.4 Loss (gain) on trading securities acquired in the Trammell Crow Company acquisition 33.7 (8.6) - - Write-down of impaired investment - - - - One-time compensation expense related to the initial public offering - - - 15.0 EBITDA1 834.3 653.5 454.2 245.3 Add: Interest income2 29.0 9.8 9.3 4.3 Less: Depreciation and amortization3 113.7 67.6 45.5 54.9 Interest expense4 164.8 45.0 54.3 65.4 Loss on extinguishment of debt - 33.8 7.4 21.1 Provision for income taxes5 194.3 198.3 138.9 43.5 Net Income 390.5 $ 318.6 $ 217.3 $ 64.7 $ Revenue6 6,036.3 4,032.0 3,194.0 2,647.1 Normalized EBITDA Margin 16.1% 16.2% 14.4% 11.3% Year Ended December 31,

CB Richard Ellis | Page 28 Reconciliation of Net Income to Net Income, As Adjusted ($ in millions) 2008 2007 Net income 83.9 $ 390.5 $ Cost containment, net of tax 18.4 - Impairment of assets, net of tax 67.5 - Amortization expense related to net revenue backlog, incentive fees, and customer relationships acquired, net of tax 8.8 24.9 Integration costs related to acquisitions, net of tax 11.0 27.1 Loss on trading securities acquired in the Trammell Crow Company acquisition, net of tax - 20.1 Merger-related charges, net of tax - 34.2 Adjustment to tax expense as a result of a decline in the value of the assets in the Company's Deferred Compensation Plan 19.1 - Net income, as adjusted 208.7 $ 496.8 $ Diluted income per share, as adjusted 0.97 $ 2.11 $ Weighted average shares outstanding for diluted income per share 214,510,842 234,978,464 Year Ended December 31,